EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Andean Development Corporation (the "Company") on Form  10-QSB for the  period  ending June 30,  2005, as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"),  I, Lance Larson, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material  respects, the financial condition and results of operations of the Company

/s/ Lance Larson

By: Lance Larson

President and Chief Financial Officer

August 14, 2005